EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mutual Funds II, Inc., do hereby certify, to such officer's knowledge, that the report on Form N-CSR of Sit Mutual Funds II, Inc. for the period ended September 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Sit Mutual Funds II, Inc.

/s/Eugene C. Sit                           /s/Paul E. Rasmussen
----------------------------               -------------------------------------
Eugene C. Sit                              Paul E. Rasmussen
Chairman                                   VP Treasurer
Sit Mutual Funds II, Inc.                  Sit Mutual Funds II, Inc.

Dated: November 26, 2003
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A signed original of this written statement required by Section 906 has been provided by Sit Mutual Funds II, Inc. and will be retained by Sit Mutual Funds II, Inc. and furnished to the SEC or its staff upon request.